Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

(9) Income Taxes

The following is an analysis of the consolidated income tax benefit from continuing operations:

	2013	2014	2015
	(In thousands)
Current	$134	$(12)	$804
Deferred	(56,291)	(24,677)	(155,249)

	$(56,157)	$(24,689)	$(154,445)

Deferred income taxes are provided to reflect the future tax consequences or benefits of differences between the tax basis of assets and liabilities and their reported amounts in the financial statements using enacted tax rates. The difference between the Company’s effective tax rate and the 35% federal statutory rate is caused by non-deductible stock compensation, state taxes and the establishment of a valuation allowance on deferred taxes. The impact of these items varies based upon the Company’s full year loss and the jurisdictions that are expected to generate the projected losses.

In recording deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of its deferred income tax assets will be realized in the future. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those deferred income tax assets would be deductible. The Company believes that after considering all the available objective evidence, historical and prospective, with greater weight given to historical evidence, management is not able to determine that it is more likely than not that all of its deferred tax assets will be realized. As a result, in 2015 the Company established an additional valuation allowance of $775.3 million, with a tax effect of $271.4 million for its estimated U.S. federal net operating loss carryforwards and other U.S. federal tax assets and an additional valuation allowance of $215.5 million, with a tax effect of $11.2 million, for its estimated Louisiana state net operating loss carryforwards that are not expected be utilized due to uncertainty of generating taxable income prior to the expiration of the respective U.S. federal and Louisiana state carry-over periods.

The difference between the Company’s customary rate of 35% and the effective tax rate on income from continuing operations is due to the following:

	2013	2014	2015
	(In thousands)
Tax benefit at statutory rate	$(57,008)	$(28,630)	$(420,544)
Tax effect of:
Nondeductible compensation	1,545	756	539
State taxes, net of federal tax benefit	(10,902)	(5,108)	(17,502)
Valuation allowance on deferred tax assets	10,103	8,086	282,869
Other	105	207	193

Total	$(56,157)	$(24,689)	$(154,445)

	2013	2014	2015
Statutory rate	35.0%	35.0%	35.0%
Tax effect of:
Nondeductible compensation	(0.9)	(0.9)	—
State taxes, net of federal tax benefit	6.7	6.2	1.4
Valuation allowance on deferred tax assets	(6.2)	(9.9)	(23.5)
Other	(0.1)	(0.2)	—

Effective tax rate	34.5%	30.2%	12.9%

The tax effects of significant temporary differences representing the net deferred tax liability at December 31, 2014 and 2015 were as follows:

	2014	2015
	(In thousands)
Deferred tax assets:
Property and equipment	$—	$49,116
Net operating loss carryforwards	126,026	255,231
Alternative minimum tax carryforward	20,435	20,435
Other	7,854	8,201

	154,315	332,983
Valuation allowance on deferred tax assets	(46,639)	(329,508)

Deferred tax assets	107,676	3,475

Deferred tax liabilities:
Property and equipment	(259,222)	—
Unrealized hedging income	—	(506)
Other	(3,001)	(4,934)

Deferred tax liabilities	(262,223)	(5,440)

Net deferred tax liability	$(154,547)	$(1,965)

At December 31, 2015, Comstock had the following carryforwards available to reduce future income taxes:

Types of Carryforward	Years of Expiration Carryforward	Amount
		(In thousands)
Net operating loss—U.S. federal	2017 – 2035	$558,718
Net operating loss—Louisiana	2020 – 2035	$1,147,689
Alternative minimum tax credits	Unlimited	$20,435

As of December 31, 2015, the Company had $558.7 million in U.S. federal net operating loss carryforwards. The utilization of $34.7 million of the U.S. federal net operating loss carryforward is limited to approximately $1.1 million per year pursuant to a prior change of control of an acquired company. Accordingly, as of December 31, 2014, a valuation allowance of $23.0 million, with a tax effect of $8.0 million, has been established for the estimated U.S. federal net operating loss carryforwards that will not be utilized as a result of the change in control. As of December 31, 2015, the Company had also established a valuation allowance of $775.3 million, with a tax effect of $271.4 million, against its other U.S. federal net operating loss carryforwards that are not subject to a change in control and other U.S. federal tax assets due to the uncertainty of generating future taxable income prior to the expiration of the carry-over period. In addition, as of December 31, 2015, the Company established a valuation allowance of $957.7 million, with a tax effect of $49.8 million, against its Louisiana state net deferred tax assets due to the uncertainty of generating taxable income in the state of Louisiana prior to the expiration of the carry-over period. As of December 31, 2014, the Company had a valuation allowance of $742.2 million, with a tax effect of $38.6 million, against its Louisiana state deferred tax assets.

Future use of the Company’s federal and state net operating loss carryforwards may be limited in the event that a cumulative change in the ownership of Comstock’s common stock by more than 50% occurs within a three-year period. Such a change in ownership could result in a substantial portion of Comstock’s net operating loss carryforwards being eliminated or becoming restricted, and the Company may need to recognize an additional valuation allowance reflecting the restricted use of the net operating loss carryforwards in the period when such an ownership change occurred. The Company established a rights plan on October 1, 2015 to deter ownership changes that would trigger this limitation.

The Company’s federal income tax returns for the years subsequent to December 31, 2011 remain subject to examination. The Company’s income tax returns in major state income tax jurisdictions remain subject to examination for the year ended December 31, 2008 and various periods subsequent to December 31, 2010. State tax returns in one state jurisdiction are currently under review. The Company currently believes that resolution of these matters will not have a material impact on its financial statements. The Company currently believes that its significant filing positions are highly certain and that all of its other significant income tax filing positions and deductions would be sustained upon audit or the final resolution would not have a material effect on the consolidated financial statements. Therefore, the Company has not established any significant reserves for uncertain tax positions. Interest and penalties resulting from audits by tax authorities have been immaterial and are included in the provision for income taxes in the consolidated statements of operations.